UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2024

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

566 Queensbury Avenue

Queensbury, NY 12804

(Address of principal executive offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 17, 2024, Delcath Systems, Inc. (“Delcath”) issued a press release announcing preliminary revenue results for the quarter ended September 30, 2024 (the “Press Release”). A copy of the Press Release is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall it be incorporated by reference into any other filing by Delcath with the U.S. Securities and Exchange Commission whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On October 17, 2024, Delcath released preliminary revenue results for the quarter ended September 30, 2024. For the quarterly period ended September 30, 2024, Delcath expects revenue of approximately $11.2 million, of which $10.0 million is revenue generated from the commercialization of HEPZATO KIT in the United States.

The announcement of the recording of $10.0 million in U.S. quarterly revenue from the commercialization of HEPZATO KIT effectively triggers the exercise of Tranche B warrants issued in the previously announced March 29, 2023 Private Investment in Public Equity (the “PIPE”). Holders of the Tranche B warrants from the PIPE have 21 days from the date of this Current Report on Form 8-K to exercise their Tranche B warrants to purchase shares of common stock at an effective price of $6.00 per share of common stock for an aggregate exercise price of up to approximately $25 million.

Delcath has not completed preparation of its financial statements for the third quarter of 2024. Delcath is in the process of completing its customary quarter-end close and review procedures as of and for the quarterly period ended September 30, 2024, and there can be no assurance that final results for this period will not differ from these estimates.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: October 17, 2024	By:	/s/ Gerard Michel
	Name:	Gerard Michel
	Title:	Chief Executive Officer